Proprietary - Navitas Semiconductor - All Rights Reserved Navitas Semiconductor Investor Update NOVEMBER 2026 Q3 2026

2 Confidential and/or Proprietary - Navitas Semiconductor Notice Cautionary Statement Regarding Forward-Looking Statements This investor presentation includes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward- looking statements are attempts to predict or indicate future events or trends or similar statements that are not a reflection of historical fact. Forward-looking statements may be identified by the use of words such as “we expect” or “are expected to be,” “estimate,” “plan,” “project,” “forecast,” “intend,” “anticipate,” “believe,” “seek,” or other similar expressions. Forward-looking statements are made based on estimates and forecasts of financial and performance metrics, projections of market opportunity and market share and current indications of customer interest, all of which are based on various assumptions, whether or not identified in this presentation. All such statements are based on current expectations of the management of Navitas and are not predictions of actual future performance. Forward- looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions and expectations. Many actual events and circumstances that affect performance are beyond the control of Navitas, and forward-looking statements are subject to a number of uncertainties. Our business is subject to certain risks that could materially and adversely affect our business, financial condition, results of operations, or the value of our securities. These and other risk factors are discussed in the Risk Factors section of our annual report on Form 10-K for the most recent fiscal year, as updated in the Risk Factors section of our most recent quarterly report on Form 10-Q, and in other documents we file with the SEC. If any of these risks, as discussed in more detail in our SEC reports, materialize or if our assumptions underlying forward-looking statements prove to be incorrect, actual results could differ materially from the results implied by these forward-looking statements. Intellectual Property Notice This investor presentation is the intellectual property of Navitas Semiconductor and its affiliates. No unauthorized reproduction, distribution or use is permitted. All rights reserved. Any third-party names, logos, marks or products are the intellectual property of their respective owners and no endorsement or affiliation is implied. Information from third party sources is believed to be reliable and is provided as of the original publication date. Navitas undertakes no obligation to update this presentation.

Non-GAAP Financial Highlights

Navitas

		2026			
		Q2	Q3	Q4[1]	FY[1]
		Actual		*Guidance*	
Revenue		**$10.5M**	**$14.0M**	**$16.0M** *+/- $0.5M*	**$49.1M** *+/- $0.5M*
QoQ Growth		*22%*	*33%*	*14%*	
YoY Growth		*(27%)*	*38%*	*119%*	*~7%*
Gross Margin		**39.5%**	**40.0%**	**40.5%** *+/- 1.0%*	**~39.9%**
QoQ Expansion		*0.5%*	*0.5%*	*0.5%*	
YoY Expansion		*1.0%*	*1.3%*	*1.8%*	*~1.5%*
OpEx		**$15.5M**	**$16.5M**		
OpEx	With Claros			**$25M** *+/- $1M*	**$72M** *+/- $1M*
Cash		**$557M**	**$531M**		

Accelerating Momentum

- **Revenue:** Anticipate continued sequential double digit revenue growth in the fourth quarter - the highest dollar level in the past seven quarters
  - Q4 2026[1] – fourth quarter of continued double digits revenue growth and margin expansion
  - Q4 2026[1] sales expected to be 40%+ AI Infrastructure
  - FY26[1] YoY : High power markets expected to grow 125% YoY vs FY-25
  - Exiting mobile in Q4 <5% of mix
- **Margin:** Favorable product mix change and scale driving gross margin expansion
- **Cash & OpEx:** Deploying stronger cash position to invest in grid-to-xPU technology (UHV / HV SiC, GaN, IVR) and build strategic inventory for sustained growth, while maintaining disciplined OpEx investment and clear path to profitability

(1) Bolded numbers, growth rates and expansion %s are assuming midpoint of Q4 2026E guide as of Nov 3, 2026
NOTE: See the GAAP to Non-GAAP reconciliation at the end of the slide deck for more information.

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4 Confidential and/or Proprietary - Navitas Semiconductor Financial Pivot: Back to YoY Growth Driven by High Power $10.1 $7.3 $8.6 $10.5 $14.0 $15.5 $16.5 0% 10% 20% 30% 40% 50% 60% 70% 80% $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 $11.0 $12.0 $13.0 $14.0 $15.0 $16.0 $17.0 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Q4 2026E Guide Actual Revenue Estimated Revenue Power (% Mobile & Low End Consumer) $ in millions 33% QoQ Revenue Growth (Q2-26 v. Q3-26) ~14% QoQ Revenue Growth (Q3-26 v. Q4-26E(1)) 125% YoY High-Power Revenue Growth (FY-25 v. FY-26E(1)) 40%+ AI Infrastructure(2) (Q4 2026E Revenue) Single Digit Est. YoY Revenue Growth (FY-25 v. FY-26E)Non-GAAP Gross Margin 38.7% 38.7% 39.0% 39.5% 40.0% 40.5% +/- 1.0% Trendline: % Mobile & Low-End Consumer 18% 22% 33% (1) Midpoint of Q4 2026E revenue guide as of Nov 3, 2026. (2) AI Infrastructures = AI Data Centers + Energy & Grid Infrastructures NOTE: See the GAAP to Non-GAAP reconciliation at the end of the slide deck for more information. % QoQ Revenue Growth Vast majority Minority (under 25%) Insignificant (Low single digits) 14%(1)

Navitas 2.0 – Right Strategy at the Right Time

Navitas

THE TRANSFORMATION

2025
Mobile / Low-end consumer

→

Q4 2026
High-power

Four high-power markets

- AI Data Centers
- Energy & Grid
- Performance Computing
- Industrial Electrification

(AI Data Centers and Energy & Grid: **AI Infrastructure**)

AI INFRASTRUCTURE MOMENTUM

>40%

expected share of revenue exiting 2026

~3x AI infrastructure revenue growth expected in 2027

COMPLETE AI POWER PORTFOLIO

Grid-to-xPU

GRID	RACK	xPU
HV / UHV SiC	GaN + SiC	IVR



Breaking the AI Infrastructure Power Wall: From Grid to xPU

POWER EFFICIENCY IS COMPUTE CAPACITY

Every watt saved in conversion and delivery can become another watt available for AI compute.

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Navitas 2.0 Pillars of Transformation

Navitas

Market Focus

Navitas 2.0 transformation is essentially complete – High Power company focused on AI Infrastructure with grid to xPU power portfolio – Key markets : AI Data Centers, Grid and Energy Infrastructure, Performance Computing, and Industrial Electrification

Complete reallocation of resources from mobile & low-end consumer to high-power, particularly AI Infra (85%+ of SAM), expected to be 40%+ of total sales by Q4 and the key driver of multi-year secular growth

Acceleration of design conversions as OEM/ODM programs and applications gain traction (Grid : BESS, SST; AI D/C : AC/DC, DC/DC, BBU)

Navitas has a complete platform with GaN, HV & UHV SiC and IVR technology

Technology Leadership

NVIDIA MGX™ Ecosystem partner, announcing cutting edge 800V-12V DC/DC conversion boards, complimenting existing portfolio of 800V-6V and 800V-50V power delivery boards

Awarded the ALATTIS (Accelerated, Large-Area, 10 kV SiC IGBT) program to develop next-generation 10 kV silicon carbide (SiC) power semiconductor technology

Navitas and Magnachip partnered to accelerate HV/UHV SiC adoption through GeneSiC™ technology licensing, expanding manufacturing scale and market reach

Claros is an integrated IVR platform combining digital control, power transistors, high-density capacitors, embeddable inductors and packaging in one architecture

Operational Efficiency

Integrated Fabless Manufacturing strategic operating model designed to selectively own, invest and partner – retaining ownership of technology and process IP while leveraging partners for manufacturing scale

Initial deliveries of U.S.-produced Gen-5 GaNFast™ devices from GlobalFoundries to Navitas, strengthening domestic supply chain resilience for AI infrastructure

Strategically building inventory to support expected ramp of the second and third data center inflection points and enable fab transition

Continuing to leverage AI to drive operating efficiency

Financial Discipline

Clear path to profitability remains a priority – proven through consistent history of delivering QoQ & YoY revenue growth & gross margin improvements

Leveraging OpEx while revenue accelerates – opportunistically investing to accelerate revenue growth, grow technological leadership, enable deeper customer support and fortify supply chain

Flexible balance sheet for strategic investment in product portfolio, capacity expansion, supply reservation agreements, inorganic growth and more

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7 Confidential and/or Proprietary - Navitas Semiconductor Breaking the AI Infrastructure Power Wall

Navitas 2.0 : Strategic Shift to High-Power Markets

Navitas

FROM GRID TO xPU

BREAKING THE AI INFRASTRUCTURE POWER WALL

OUR IMPACT

- **2014** — FOUNDED
- **~$3B** — MARKET CAP[(1)] NASDAQ: NVTS
- **350M+** — UNITS SHIPPED
- **450+** — PATENTS ISSUED / PENDING
- **US** — HEADQUARTERED, R&D & FOUNDRY
- **AI INFRASTRUCTURE** — FOCUSED

STRATEGIC PRIORITIES

1. **Market Focus**
   AI Infrastructure (AI Data Center + Energy & Grid Infra) • High Perf Computing • Industrial. Pivoted away from Consumer
2. **Technology Leadership**
   Pioneer in GaN, high-voltage & ultra-high voltage SiC, breakthrough IVR technology stack
3. **Operational Efficiency**
   Resilient U.S.-based manufacturing and supply chain enabled by a foundry plus model and long-term strategic partnerships
4. **Financial Discipline**
   Strengthen financial model and commitment to profitability through revenue scale and margin expansion

OUR TECHNOLOGIES

GaNFast™



Gallium Nitride Power FETs & ICs

FAST • EFFICIENT • INTEGRATED

GeneSiC™



Silicon Carbide FETs & Modules

HV / UHV • ROBUST • RELIABLE

claros™



IVR Package & Embedded

HIGHLY INTEGRATED • HIGH DENSITY

Navitas 2.0 is focused on breaking the AI Infrastructure Power Wall, combining GaN, HV/UHV SiC, & IVR technologies to deliver higher efficiency, greater power density & increased performance from Grid-to-xPU.

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(1) Trailing 90-day average.

9 Confidential and/or Proprietary - Navitas Semiconductor Doubling SAM with a Focus on AI Infrastructure Four focus markets 1 AI Datacenters GaN / SiC / IVR $5.3 B 2030 SAM 2 Grid & Energy Infrastructure HV / UHV SiC $1.6 B 3 High Performance Computing GaN $0.4 B 4 Industrial Electrification GaN / SiC $0.7 B Source: McKinsey & Company, Navitas AI INFRASTRUCTURE Doubling Navitas’ SAM to over $8 billion GaN & SiC $3.5 B SiC JFET $1.0 B IVR $3.5 B $0 $1 $2 $3 $4 $5 $6 $7 $8 2030 GaN • SiC • IVR $1.8 B $2.7 B $3.5 B $6.9 B

Navitas' GaN, SiC & IVR Portfolio Is Positioned Across Every Major AI Power Inflection

Navitas

800V DC is inevitable as AI rack power and density increase, driving higher GaN + SiC content across four inflection points. IVR adoption enables the last step to high current demanding xPU

1 SiC in AC/DC PSUs

Higher rack power drives silicon-to-SiC replacement in high-density PSUs, even at 50V output.

SiC immediate growth replacing silicon in high power PSU

2 800V Power Sidecar

Power shelves and BBUs move to sidecar racks; 800V output adds SiC + GaN/SiC in DC/DC and BBU.

SiC + GaN content expands as moving to 800V

3 New AI Factory Power Architecture

Native 800V in compute trays via busbar.

GaN enables high-density DC/DC conversion closer to GPU/xPU loads.

xPU speed & power increases, requiring IVR solutions for highest performance, density, & efficiency.

GaN content accelerates with 800V bus bar

IVR adoption & growth, replacing traditional architectures

4 SST / Grid-to-Core

Solid-state transformers convert MVAC directly to 800V DC across data-center power distribution.

UHV SiC platform to modernize the grid

Content per system increases at every inflection


1
2
3
4

Increasing GaN/SiC/IVR content per system

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GAAP to Non-GAAP Reconciliation

Navitas

NAVITAS SEMICONDUCTOR CORPORATION

RECONCILIATION OF GAAP RESULTS TO NON-GAAP FINANCIAL MEASURES - UNAUDITED

(dollars in thousands)

	Three Months Ended					
	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
RECONCILIATION OF GROSS PROFIT MARGIN						
GAAP Net revenues	$ 14,490	$ 10,112	$ 7,296	$ 8,598	$ 10,529	$ 13,991
Cost of revenues (exclusive of amortization of intangibles)	(12,162)	(6,281)	(4,514)	(5,361)	(6,451)	(8,486)
Cost of revenues (amortization of intangibles)	(4,035)	(4,038)	(4,035)	(4,036)	(4,037)	(2,501)
GAAP Gross profit	(1,707)	(207)	(1,253)	(799)	41	3,004
GAAP Gross margin	*(11.8)%*	*(2.0)%*	*(17.2)%*	*(9.3)%*	*0.4%*	*21.5%*
Cost of revenues (amortization of intangibles)	4,035	4,038	4,035	4,036	4,037	2,501
China SiC inventory reserve	3,174	-	-	-	-	-
Stock-based compensation expense	71	81	42	117	82	89
Non-GAAP Gross profit	$ 5,573	$ 3,912	$ 2,824	$ 3,354	$ 4,160	$ 5,594
Non-GAAP Gross margin	*38.5%*	*38.7%*	*38.7%*	*39.0%*	*39.5%*	*40.0%*

	Three Months Ended June 30, 2026	Three Months Ended September 30, 2026
RECONCILIATION OF OPERATING EXPENSES		
GAAP Operating Expenses	$ 31,268	$ 39,883
Stock-based compensation expenses	(8,303)	(8,955)
Other expense	(2,377)	(7,715)
Amortization of intangible assets	(4,734)	(3,203)
Restructuring and impairment expense	(344)	(3,200)
Organization transformation costs and other	-	(293)
Total Non-GAAP Operating Expenses	$ 15,510	$ 16,517

A reconciliation of our forward-looking non-GAAP gross margin and non-GAAP operating expenses to the most directly comparable GAAP measures is not provided because such items cannot be reasonably calculated without unreasonable efforts due to the unpredictability of the amounts and timing of events affecting the items we exclude, including stock-based compensation expense and restructuring charges.

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